SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of report (Date of earliest event reported): March 17, 2004
                                                         ---------------

                           RCM Technologies, Inc.
                 (Exact Name of Registrant Specified in Charter)



          Nevada                        1-10245           95-1480559
      --------------              -------------------     ----------
      (State or Other            (Commission File         (I.R.S. Employer
       Jurisdiction of            Number)                  Identification No.)
       Incorporation)






                  2500 McClellan Avenue, Suite 350
                           Pennsauken, NJ                         08109-4613
 -------------------------------------------------
                (Address of Principal Executive Offices)          (Zip Code)



       Registrant's telephone number, including area code: (856) 486-1777
                                                           ---------------


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

    Exhibit Number                                              Exhibit Title

    99    Press release dated March 17, 2004, furnished in accordance with
           Item 12 of this Current Report on Form 8-K.

Item 12. Results of Operations and Financial Condition

         On March 17, 2004, the Registrant issued a press release regarding its financial results for the fourth quarter and year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99 to this report.

Use of Non-GAAP Financial Information

To supplement its consolidated financial statements presented in accordance with GAAP, the Registrant uses certain non-GAAP financial measures, including Adjusted EBITDA and Adjusted EBITDA per share, which are derived from results based on GAAP. Non-GAAP adjustments are provided to enhance the user's overall understanding of the Registrant's current financial performance and its prospects for the future, including its results of operations, cash generated and resources available for strategic opportunities including reinvestment in the business and acquisitions. In addition, the Registrant has historically reported similar non-GAAP results to the investment community, and, as a result, believes the inclusion of non-GAAP presentations provides consistency in its financial reporting. Further, the non-GAAP results are one of the primary indicators management uses for planning and forecasting in future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for results prepared in accordance with accounting principles generally accepted in the United States.

The information set forth under this "Item 12 Results of Operations and Financial Condition" (including the exhibit) shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended, other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

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                                                     SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                RCM TECHNOLOGIES, INC.



                                By:/s/Stanton Remer
                                  Stanton Remer
                                  Chief Financial Officer,
                                  Treasurer, Secretary and Director
                                 (Principal Financial Officer and
                                  Duly Authorized Officer of the Registrant)



Dated:  March 17, 2004

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                                  EXHIBIT INDEX


    Exhibit Number                                              Exhibit Title

    99  Press release dated March 17, 2004, furnished in accordance with
        Item 12 of this Current Report on Form 8-K.


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